MTB TAX FREE MONEY MARKET FUND

MTB NEW YORK TAX-FREE MONEY MARKET FUND

MTB PENNSYLVANIA TAX FREE MONEY MARKET FUND

(Portfolios of MTB Group of Funds)

Supplement dated June 30, 2005 to the Combined Retail Prospectus and the Combined Institutional Prospectus dated August 31, 2004

Effective June 10, 2005, Rebecca E. Dyson replaced Kimberley M. Slough as Portfolio Manager for MTB Tax Free Money Market Fund, MTB New York Tax-Free Money Market Fund and MTB Pennsylvania Tax Free Money Market Fund.

Accordingly, please replace the biography of Kimberley E. Slough with the following biography of Rebecca E. Dyson in the “Portfolio Managers” section of the Combined Retail Prospectus and the Combined Institutional Prospectus:

“Rebecca E. Dyson has been a Fixed Income Trader and Portfolio Manager for MTB Investment Advisors, Inc., and a Banking Officer of M&T Bank, since 1998. Ms. Dyson is responsible for managing MTB Funds’ non-taxable money market funds. She has more than 17 years of investment experience, including trading small and mid cap stocks for the MTB equity funds and separately managed accounts. Most recently she has been responsible for purchasing money market instruments, government bonds and short-term debt instruments for M&T managed accounts.”

June 30, 2005

Edgewood Services, Inc., Distributor

CUSIP 55376V200
CUSIP 55376V309
CUSIP 55376V408
CUSIP 55376T338
CUSIP 55376T320
CUSIP 55376T270
CUSIP 55376T262
CUSIP 55376T254

33090 (06/05)

MTB-SU-003-06/05